SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549

                             Form 8-K

                          CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934

                  Date of Report - June 18, 2001

                   CODORUS VALLEY BANCORP, INC.
      (Exact name of registrant as specified in its charter)

Pennsylvania	          0-15536             23-2428543
----------------------	  ----------	      ----------
(State or other          (Commission File    (IRS Employer
jurisdiction of           Number)             Number)
of incorporation)

105 Leader Heights Road, P.O. Box 2887
       York, Pennsylvania		           17405-2887
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(Address of principal executive offices)	    (Zip code)

Registrant's telephone number including area code:  717-747-1519
                                                    ------------
                                 N/A
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(Former name or address, if changed since last report)

   Page 1 of 4 sequentially numbered pages in manually signed copy

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                   CODORUS VALLEY BANCORP, INC.
                             FORM 8-K


Item 4.	Changes in Registrant's Certifying Accountant

(a) On June 12, 2001, the Boards of Directors of Codorus Valley Bancorp, Inc. (Codorus Valley) and PeoplesBank, A Codorus Valley Company (Bank), the Corporation's wholly owned banking subsidiary, approved a resolution, based on the recommendations of management an the audit committees of Codorus Valley and the Bank, to engage Beard Miller Company LLP as Codorus Valley's independent accountant.
Beard Miller Company LLP (Beard) will replace Ernst & Young LLP (Ernst & Young), the prior independent accountant.

Ernst & Young's report on Codorus Valley's consolidated financial statements for the prior two years contained no adverse opinion or disclaimer of opinion or qualification as to uncertainty, audit scope or accounting principles.

In connection with the audits of the two most recent fiscal years and subsequent interim period prior to dismissal, there were no disagreements or reportable events relating to any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which Ernst & Young LLP would have referred to in connection with their report if the disagreement wasn't resolved to their satisfaction. Codorus Valley acknowledges that disagreements required to be reported in response to the preceding sentence include both those resolved to Ernst & Young's satisfaction and those not resolved to Ernst & Young's satisfaction. Codorus Valley further acknowledges that disagreements contemplated by this rule are those which occurred at the decision-making level; i.e., between Codorus Valley personnel responsible for the presentation of its financial statements and Ernst & Young personnel responsible for rendering its report. There have been no reportable events within the meaning of Item 304 of Regulation S-K.

(b) Codorus Valley has provided Ernst & Young with a copy of this filing and has requested them to furnish a letter addressed to the Securities and Exchange Commission stating that they have read the filing and stating whether or not they agree with the statements made by Codorus Valley in Item 4(a), above and, if not, stating the respects in which they disagree. Ernst & Young's letter has not been received to date and will be filed when available.

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                  CODORUS VALLEY BANCORP, INC.
                            FORM 8-K

Item 4.	Changes in Registrant's Certifying Accountant, continued

(b) continued
During Codorus Valley's two fiscal years ended December 31, 2000 and 1999 and the subsequent interim period preceding Beard's appointment, neither Codorus Valley nor any person acting on its behalf consulted Beard regarding: (1) application of accounting principles to a specified transaction, either completed or proposed,
(2) the type of audit opinion that might be rendered on the Codorus Valley's financial statements, or (3) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and its related instructions) with its predecessor accountant or constituted a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

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               CODORUS VALLEY BANCORP, INC.
                           FORM 8-K

                          SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Codorus Valley Bancorp, Inc.
     (Registrant)

Date:  June 19, 2001                  /s/ Larry J. Miller
                                      Larry J. Miller, President
                                      and Chief Executive Officer

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